INCOME AND MINING TAXES - Calculation of Expense by Applying Canadian Statutory Income Tax Rate (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Income and mining taxes expense calculated by applying the Canadian statutory income tax rate
Combined federal and composite provincial tax rates	26.00%	26.00%
Expected income tax expense (recovery) at statutory income tax rate	$ (67,354)	$ 88,215
Increase (decrease) in income and mining taxes resulting from:
Mining taxes	42,991	40,886
Impact of foreign tax rates	(11,308)	(7,915)
Permanent differences	(3,599)	(4,813)
Impairment not tax deductible	100,736
Impact of foreign exchange on deferred income tax balances	6,183	(17,879)
Total income and mining taxes expense	$ 67,649	$ 98,494